UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2020

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Main Street, Hackensack, New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On February 13, 2020, First Real Estate Investment Trust of New Jersey (the “Trust”) entered into a Purchase Agreement (the “Purchase Agreement”) with an unaffiliated third party (the “Purchaser”), providing for the sale by the Trust of its Westwood Plaza shopping center located in Westwood, New Jersey (the “Property”) to the Purchaser, subject to the terms and conditions of the Purchase Agreement.

The purchase price for the Property is $26,000,000, subject to certain adjustments and prorations as set forth in the Purchase Agreement. In connection with the execution of the Purchase Agreement, the Purchaser has provided a deposit in the amount of $1,000,000 (the “Deposit”), which is being held in escrow by the title company.

The Purchase Agreement provides that the Purchaser has a 30-day period from the effective date of the Purchase Agreement to conduct due diligence with respect to the Property (the “Due Diligence Period”). Prior to the expiration of the Due Diligence Period, the Purchaser has the right, in the Purchaser’s sole and absolute discretion, to determine whether or not to proceed with the purchase of the Property. The Purchaser may determine not to proceed with the purchase of the Property for any reason or no reason whatsoever prior to the expiration of the Due Diligence Period. In the event that the Purchaser determines not to proceed with the purchase of the Property prior to the expiration of the Due Diligence Period, then the Purchase Agreement shall terminate and the Deposit shall be returned to the Purchaser.

The Purchase Agreement contains various representations, warranties and covenants of the parties customary for a transaction of this nature. The closing of the Purchase Agreement is subject to certain customary conditions. The Purchase Agreement further provides that between the effective date of the Purchase Agreement and the closing of the Purchase Agreement, the Trust shall not list the Property with any broker or otherwise solicit, make or accept any offer to sell the Property, or engage in discussions or negotiations with any third party with respect to the sale or other disposition or financing of the Property or enter into any contract with respect to the sale or other disposition or financing of the Property.

Additional Information and Where to Find It

This current report on Form 8-K may be deemed to relate to the proposed plan of voluntary liquidation of the Trust and may be deemed to be solicitation material in respect thereof and the related sale of assets of the Trust. In connection with the proposed transaction and proposed plan of voluntary liquidation, the Trust filed a preliminary proxy statement on February 13, 2020 and will file a definitive proxy statement with the SEC, as well as other relevant materials. This document is not a substitute for the preliminary proxy statement or the definitive proxy statement or for any other document that the Trust has filed or may file with the SEC or send to the Trust’s shareholders in connection with the proposed transaction and proposed plan of voluntary liquidation of the Trust. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE TRUST ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PLAN OF VOLUNTARY LIQUIDATION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the preliminary and definitive proxy statements and other documents filed by the Trust with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Trust with the SEC will also be available, free of charge, on the investor relations page of the Trust’s website at www.freitnj.com. The Trust and its trustees and its executive officers may be considered participants in the solicitation of proxies from the Trust’s shareholders with respect to the proposed transaction and proposed plan of voluntary liquidation under the rules of the SEC. Information about the trustees and the executive officers of the Trust is set forth in the preliminary proxy statement filed with the SEC on February 13, 2020.

Forward-Looking and Cautionary Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise and we may not be able to realize them. The following risks and uncertainties, among others, could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: industry and economic conditions; the Purchaser’s satisfactory completion of its due diligence with respect to the Property and the Purchaser’s determination whether or not to proceed with the purchase of the Property prior to the expiration of the Due Diligence Period; the Trust’s ability to satisfy the conditions to closing and complete the closing of the Purchase Agreement; the Trust’s dependence upon its external manager to conduct its business and achieve its investment objectives; unknown liabilities acquired in connection with acquired properties or interests in real estate-related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of the Trust’s properties, potential illiquidity of the Trust’s remaining real estate investments, condemnations, and potential damage from natural disasters); the financial performance of the Trust’s tenants; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Trust and its major tenants; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; risks associated with the Trust’s failure to maintain status as a REIT under the Internal Revenue Code of 1986, as amended; and other additional risks discussed in the Trust’s annual report on Form 10-K for the fiscal year ended October 31, 2019, which was filed with the SEC on January 21, 2020. The Trust expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: February 18, 2020